GUINNESS ATKINSON FUNDS

SmARTETFS ADVERTISING & MARKETING TECHNOLOGY ETF

Supplement dated September 13, 2024

to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated May 1, 2024

The Board of Trustees of the Guinness Atkinson Funds (the “Trust”) has approved a plan to liquidate and terminate the SmartETFs Advertising & Marketing Technology ETF (“MRAD” or the “Fund”). The Board’s determination was based on the size of the Fund and the recommendation of Guinness Atkinson Asset Management, the Fund’s investment adviser. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. As of the close of regular trading on the NYSE Arca, Inc. (“NYSE Arca”) on October 30, 2024 (the “Closing Date”), MRAD shares will cease trading on the NYSE Arca and will be closed to purchases by investors. In order to facilitate the Fund’s continued operations until liquidation, MRAD will continue to permit purchases and redemptions of creation units in the Fund until it is delisted from the exchange. Final liquidation of the Fund is currently expected to occur on or before November 6, 2024, but this date may be extended. Shareholders will receive liquidation proceeds as soon as practicable after the liquidation date.

The Fund will be de-listed pursuant to the New York Stock Exchange’s procedures. Shareholders may sell their MRAD shares prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to such transactions.

As the liquidation of the Fund approaches, the Fund will deviate from its investment objective, investment strategies and investment policies as set forth in the Prospectus and will instead engage in business activities to wind down the Fund in an orderly manner and liquidate the Fund’s portfolio. During this period, the Fund will engage in transactions designed to convert the Fund’s assets to cash and a larger portion of the Fund’s assets will be held in cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s investment performance. The impending liquidation of the Fund may also result in creation unit redemptions. Shareholders remaining in the Fund may bear increased transaction expenses incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.

If a shareholder has not redeemed his or her shares by the Closing Date, the shares will automatically be redeemed, and proceeds will be sent to the shareholder of record. Liquidation proceeds will be paid in cash at the Fund’s net asset value per share as of the close of business on the liquidation date. Once final liquidating distributions are complete, the Fund will terminate.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event for Federal income tax purposes and may cause shareholders to recognize a gain or loss. Before the final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

The dates set forth in this supplement may be changed without notice by the officers of the Guinness Atkinson Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.